                                                                    Exhibit 10.7

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY SECURITIES LAWS OF A STATE OR OTHER
                          ---
JURISDICTION AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, OR (ii) AN EXEMPTION THEREFROM.

                               SAFESCIENCE, INC.

                           EXERCISEABLE AT OR BEFORE
                   5:00 P.M., NEW YORK TIME, July ___, 2006

     No. JS-01                                          Warrant to Purchase
                                                           381,679 Shares

                          WARRANT TO PURCHASE SHARES
                                OF COMMON STOCK

     THIS CERTIFIES THAT, for value received, Elan International Services, Ltd., a Bermuda exempted limited liability company, or its permitted transferees and successors as provided herein (each, a "Holder"), is entitled to subscribe for
                                        ------
and purchase up to 381,679 shares, as adjusted pursuant to Section 4 (the "Shares"), of the fully paid and nonassessable common stock, par value U.S.$.01
 ------
per share (the "Common Stock"), of SafeScience, Inc., a Nevada corporation (the
                ------------
"Company"), at the price of U.S.$2.43 per share (such price, and such other
 -------
prices that shall result from time to time, from the adjustments specified in
Section 4, the "Warrant Price"), subject to the provisions and upon the terms
                -------------
and conditions hereinafter set forth.

          1.  Term.  Subject to the limitations set forth in Sections 3 and 4,
              ----
the purchase right represented by this Warrant is exercisable, in whole or in part, at any time, and from time to time, from and after the original date of issuance hereof (the "Original Issue Date") and until 5:00 p.m., New York time,
                      -------------------
July ___, 2006. To the extent not exercised before 5:00 p.m., New York time, on July ___, 2006, this Warrant shall completely and automatically terminate and expire, and thereafter it shall be of no force or effect.

          2.  Method of Exercise; Payment; Issuance of New Warrant. (A)  The
              ----------------------------------------------------
purchase right represented by this Warrant may be exercised by the Holder, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Annex A duly executed) at the
                                               -------
principal office of the Company and by the payment to the Company of an amount, at the option of the Holder, (i) in cash or other immediately available funds,
(ii) by the surrender of this Warrant (or a portion hereof) in accordance with the terms hereof but without payment in cash (a "Cashless Exercise") or (iii)
                                                 -----------------
with any combination of (i) and (ii). The number of shares of Common Stock issuable in respect of a Cashless Exercise shall be computed using the following formula:
                  X=Y (A-B)
                    -------
                        A
     Where: X= the number of shares of Common Stock to be issued to the Holder in respect of a Cashless Exercise

                               Y= the number of shares of Common Stock
                               purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled in connection with such Cashless Exercise (at the date of such calculation)

                               A= the Fair Market Value (as defined below) of one share of the Company's Common Stock (at the date of such calculation)

                               B= Warrant Price (as adjusted to the date of such calculation


          The "Fair Market Value" of one share of Common Stock shall be
               -----------------
determined by the Company's Board of Directors in good faith and certified in a Board resolution (taking into account the most recently or concurrently completed arm's length transaction between the Company and an unaffiliated third party the closing of which occurs within the six months preceding or on the date of such calculation, if any) and shall be reasonably agreed to by the Holder (provided, that in the event the Company and the Holder do not agree on the Fair
 --------
Market Value, the parties shall jointly appoint an independent third party to determine the Fair Market Value); provided, however, that in the event the
                                  --------  -------
Common Stock is traded on a securities exchange, the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value shall be deemed to be the average of the closing sale prices for the Common Stock over the five- or twenty-trading day period (or such shorter period for which closing sale prices are available if the Common Stock commenced trading during such period) ending one day prior to the date of exercise of this Warrant, whichever is higher.

          (B) The persons or entities in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is properly exercised and full payment for the Shares acquired pursuant to such exercise is made. Upon any exercise of the rights represented by this Warrant, certificates for the Shares purchased shall be delivered to the holder hereof as soon as possible and in any event within 30 days of receipt of such notice and payment, and unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such 30-day period.

          3.  Stock Fully Paid, Reservation of Shares.  All Shares that may be
              ---------------------------------------
issued upon the exercise of this Warrant will, upon issuance, be duly and validly authorized and issued, fully paid and nonassessable, and will be free from all transfer taxes, liens and charges with respect to the issue thereof and assuming payment of the applicable consideration for all Shares so purchased, legally and validly owned by the Holder. During the period within which this Warrant may be exercised, the Company will at all times have authorized, and reserved for the sole purpose of the issue upon the exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. As long as this Warrant shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon exercise of this Warrant to be listed and/or quoted on all securities exchanges and/or Nasdaq or other medium on which such shares may then be listed.

          4.  Adjustment of Warrant Price and Number of Shares. The number and
              ------------------------------------------------
kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to the adjustment from time to time upon the occurrence of certain events, as follows:

              (a)   Below Market Issuance; Stock Dividends, Etc.
                    -------------------------------------------

                    (i) Sale of Shares Below Warrant Price or Fair Market Value.
                        -------------------------------------------------------

                        (A) If at any time or from time to time after the date

hereof (the "Original Issue Date"), the Company issues or sells, or is deemed by
             -------------------
the express provisions of this subsection 4(a)(i) to have issued or sold, Additional Shares of Common Stock (as defined in clause (D) below), other than as a dividend or other distribution on any class of stock as provided in Section 4(a)(ii) below, and other than a subdivision or combination of shares of Common Stock as provided in Section 4(a)(iii) below), for an Effective Price (as defined in clause (D) below) that is less than the then the lower of (x) the Warrant Price then in effect and (y) the Fair Market Value of a share of Common Stock, then and in each such case, the then-existing Warrant Price shall be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying the Warrant Price by a fraction (i) the numerator of which shall be (A) the number of shares of Common Stock deemed outstanding immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received (as defined in clause (B) below) by the Company for the total number of Additional Shares of Common Stock so issued would purchase at the lower of (x) the Warrant Price then in effect and (y) the Fair Market Value of a share of Common Stock, and (ii) the denominator of which shall be the number of shares of Common Stock deemed outstanding immediately prior to such issue or sale plus the total number of Additional Shares of Common Stock so issued. For the purposes of the preceding sentence, the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of (A) the number of shares of Common Stock actually outstanding and (B) the number of shares of Common Stock into which all then-outstanding shares of capital stock of the Company convertible into shares of Common Stock could be converted if fully converted on the day immediately preceding the given date. No adjustment shall be made to the Warrant Price in an amount less than U.S.$0.01 per share. Any adjustment otherwise required by this Section 4(a)(i) that is not required to be made due to the preceding sentence shall be included in any subsequent adjustment to the Warrant Price.

                        (B)  Consideration Received for Additional Shares.  For
                             --------------------------------------------
the purpose of making any adjustment required under this Section 4(a)(i), the consideration received by the Company for any issue or sale of securities shall
(x) to the extent it consists of cash, be computed at the net amount of cash received by the Company after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale but without deduction of any expenses payable by the Company, and (y) to the extent it consists of property other than cash, be computed at the fair market value of that property as determined, in good faith, by the Board of Directors. If Additional Shares of Common Stock, Convertible Securities (as defined in clause (C) below) or rights, warrants or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, the consideration received by the Company for such issuance or sale of Additional Shares of Common Stock, Convertible Securities or rights, warrants or options to purchase either Additional Shares of Common Stock or Convertible Securities shall be computed as the portion of the consideration so received that may be reasonably determined, in good faith, by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights, warrants or options and shall be reasonably agreed to by the Holder; provided, that in the event the
                                                 --------
Company and the Holder do not agree on the value of such consideration, the parties shall mutually agree upon and appoint, as an appraiser, a nationally-recognized investment banking firm, which shall be commissioned to investigate the value of the property to be distributed and shall submit a notice of an appraisal of that value to the Company and to the Holder within 30 days of such commission. The appraiser shall be instructed to determine such value without regard to income tax consequences to the recipient as a result of receiving consideration other than cash. The value determined by the appraiser shall be conclusive. If the appraised value varies by less than 7.5% from the value determined by the Board of Directors, the aggregate amount to be distributed shall be reduced by the expense of the appraisal process and if the appraised value varies by 7.5% or more from the value determined by the Board of Directors, the expense of the appraisal process shall be borne by the Company.

                         (C) Securities Convertible, Exchangeable and
                             ----------------------------------------
Exercisable for Common Stock.  For the purpose of the adjustment required
----------------------------
under this Section 4(a)(i), if the Company issues or sells (i) stock or other securities convertible or exchangeable into, Additional Shares of Common Stock (such convertible or exchangeable stock or securities being herein referred to as "Convertible Securities") or (ii) rights, warrants or options for the
    ----------------------
purchase of Additional Shares of Common Stock or Convertible Securities, and if the Effective Price of such Additional Shares of Common Stock is less than the lower of (x) the Warrant Price and (y) the Fair Market Value of a share of Common Stock, in each case the Company shall be deemed to have issued at the time of the issuance of such rights, warrants or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights, warrants or options or Convertible Securities, (I) plus, in the case of such rights, warrants or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights, warrants or options (without respect to any "cashless" exercise provision), (II) plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof; provided, that if in the case of Convertible Securities the minimum
         --------
amounts of such consideration cannot be ascertained, but are a function of anti-dilution or similar protective clauses, the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses; provided further, that if the minimum amount of consideration payable to the
----------------
Company upon the exercise, exchange or conversion of rights, warrants, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events (other than by reason of anti-dilution adjustments), the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; provided further, that if
                                                       ----------------
the minimum amount of consideration payable to the Company upon the exercise, exchange or conversion of such rights, warrants, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise, exchange or conversion of such rights, warrants, options or Convertible Securities. No further adjustment of the Warrant Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights, warrants or options or the conversion or exchange of any such Convertible Securities. If any such rights, warrants or options or the conversion or exchange privilege represented by any such Convertible Securities shall expire without having been exercised, the Warrant Price as adjusted upon the issuance of such rights, warrants, options or Convertible Securities shall be readjusted to the Warrant Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise, exchange of such rights, warrants or options or rights of conversion or exchange of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights, warrants or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities; provided, that such readjustment shall not apply to prior conversions or
--------
exchanges of Preferred Stock of the Company.

                    (D)  Certain Definitions.  "Additional Shares of Common
                         -------------------    ---------------------------
Stock" shall mean all shares of Common Stock issued by the Company or deemed to
-----
be issued pursuant to this Section 4(a)(i), other than (A) shares of Common Stock issued upon conversion of the Preferred Stock of the Company; (B) shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) after the Original Issue Date to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors, (C) shares of Common Stock issued upon the exercise of options or warrants (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) issued by the Company prior to the Original Issue Date and (D) shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights (as adjusted for stock dividends, combinations, splits, recapitalizations and the like) issued pursuant to (i) the Exclusive Finders Agreement between the Company and The Shemano Group, Inc. dated March 27, 2001, as amended and (ii) the Letter Agreement between the Company and Michaelangelo, LLC dated May 4, 2001. References to Common Stock in the subsections of this clause (D) above shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 4(a)(i). The "Effective Price" of Additional Shares of Common Stock shall mean the
     ---------------
quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 4(a)(i), into the aggregate consideration received, or deemed to have been received by the Company for such issue under this Section 4(a)(i), for such Additional Shares of Common Stock.

               (ii) Adjustment for Common Stock Dividends and Distributions.
                    -------------------------------------------------------
If, at any time after the Original Issue Date, the Company makes, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, in each such event the Warrant Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Warrant Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such
                                             --------  -------
record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Warrant Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Warrant Price shall be adjusted pursuant to this Section 4(a)(ii) to reflect the actual payment of such dividend or distribution.

               (iii)  Adjustments for Stock Splits, Stock Subdivisions and
                      ----------------------------------------------------
Combinations.  If, at any time after the Original Issue Date, the Company
------------
subdivides or combines the Common Stock, (A) in the case of a subdivision (including a stock split), the Warrant Price in effect immediately prior to such event shall be proportionately decreased and the number of shares of Common Stock purchasable thereunder shall be proportionately increased, and (B) in the case of a combination (including a reverse stock split), the Warrant Price in effect immediately prior to such event shall be proportionately increased and the number of shares of Common Stock purchasable thereunder shall be proportionately decreased. Any adjustment under this Section 4(b)(iii) shall become effective at the close of business on the date the subdivision or combination becomes effective.

               (iv)   Adjustments for Reclassification, Reorganization and
                      ----------------------------------------------------
Consolidation.  In case of (A) any reclassification, reorganization, change or
-------------
conversion of securities of the Common Stock (other than a change in par value, or from par value to no par value) into other shares or securities of the Company, or (B) any consolidation of the Company with or into another entity (other than a merger or consolidation with another entity in which the Company is the acquiring and the surviving entity and that does not result in any reclassification or change of the Common Stock), or (C) any sale of all or substantially all the assets of the Company, the Holder shall have the right to receive, in lieu of the shares of Common Stock as to which this Warrant is exercisable, the kind and amount of shares of stock and other securities, money and property receivable upon such reclassification, reorganization, change, merger, consolidation or conversion by a holder of the maximum number of shares of Common Stock as to which this Warrant is exercisable, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. The provisions of this clause (iv) shall similarly attach to successive reclassifications, reorganizations, changes, or conversions.

          (b)  Other Distributions.  In the event the Company provides the
               -------------------
holders of its Common Stock with consideration that is not otherwise addressed in Section 4 (including, without limitation, declaring a distribution payable in securities of other persons, providing evidences of indebtedness issued by the Company or other persons, assets, cash (excluding cash dividends declared out of retained earnings), then, in each such case, the Holder shall be entitled to receive upon exercise of the Warrant, in addition to the Shares issuable hereunder and solely with respect to such portion of the Warrant being exercised, a pro rata share of any such distribution as though it was the holder of the number of shares of Common Stock of the Company as to which this Warrant is exercisable as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

          (c)  Recapitalizations. If at any time there occurs a recapitalization
               -----------------
of the Common Stock (other than a subdivision, combination, or merger or sale of assets provided for elsewhere in this Section 4), the Holder shall be entitled to receive upon exercise of this Warrant the number of shares of capital stock or other securities or property of the Company or otherwise, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of Section 4 with respect to the rights of the Holder after the recapitalization to the end that the provisions of Section 4 (including adjustment of the Warrant Price then in effect and the number of shares purchasable upon conversion of the Common Stock) shall be applicable after that event as nearly equivalent as may be practicable.

          (d) No Impairment.  The Company shall not, by amendment of its
              -------------
Certificate of Incorporation or bylaws or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

          (e) Notice of Adjustments.  Whenever the Warrant Price or the number
              ---------------------
or kind of Shares purchasable hereunder shall be adjusted or changed pursuant to this Section 4, the Company shall prepare a certificate setting forth, in reasonable detail, the event requiring the adjustment or change and the kind and amount of shares of stock and other securities, money and property subsequently issuable upon a exercise of this Warrant hereof. Such certificate shall be signed by its chief financial officer and shall be delivered to the Holder not later than 15 days after the relevant change.

          (f) Fractional Shares; Rounding.  No fractional shares of Common Stock
              ---------------------------
will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the applicable Warrant Price. All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          5.  Compliance with Securities Act; Disposition of Warrant or Shares
              ----------------------------------------------------------------
of Common Stock.
---------------

          (A) The Holder, by acceptance hereof, agrees that this Warrant and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of applicable securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Securities Act of 1933, as amended (the "Act"), or an exemption from the
                                         ---
registration requirements of such Act is available, the Holder shall confirm in writing, by executing an instrument in form reasonably satisfactory to the Company, that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale in a manner that would cause the issuance of the underlying shares to be in violation of applicable securities laws. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF

          HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY SECURITIES LAWS OF A STATE OR OTHER JURISDICTION
                ---
          AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, OR (ii) AN EXEMPTION THEREFROM."

          (B)

              (i) This Warrant may be transferred or assigned, in whole or in part, by EIS. Subject to the foregoing, this Warrant and all of the provisions hereof shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns.

              (ii) The shares of Common Stock for which this Warrant is exercisable are entitled to the benefit of certain registration rights as set forth in a Registration Rights Agreement dated as of the initial issuance date hereof between the Company and the initial Holder named herein.

          6.  Rights as Shareholders.  No Holder, as such, shall be entitled to
              ----------------------
vote or receive dividends or be deemed the holder of Shares or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the Holder, as such, any right to vote as a shareholder for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant is exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

          7.  Representations and Warranties.  The Company represents and
              ------------------------------
warrants to the Holder as follows:

          (A) The Company has all requisite corporate power and authority to authorize and execute this Warrant and the certificates evidencing the Shares and to perform all obligations and undertakings under this Warrant and the certificates evidencing the Shares;

          (B) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

          (C) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable; and

          (D) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation or bylaws, as amended, and do not and will not constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound.

          8.   Miscellaneous. (a)  This Warrant may not be modified or amended,
               -------------
or any provisions hereof waived, except by written agreement of the Company and the Holder.

          (B) All notices, demands and requests of any kind to be delivered to any party in connection with this Warrant shall be in writing and shall be deemed to have been duly given if personally or hand delivered, at the time of receipt; if sent by an internationally-recognized overnight delivery courier, on the first business day after the package is in the custody of the courier; by registered or certified mail, return receipt requested and postage prepaid, on the fourth business day after the package is delivered in the custody of the postage service; or by facsimile transmission, upon receipt of confirmation of delivery, in each case addressed as follows:

               (I)  if to SafeScience, Inc.:

               SafeScience, Inc.
               Park Square Building
               31 St. James Avenue, 8/th/ Floor
               Boston, Massachusetts 02116
               Attention: Chief Executive Officer
               Facsimile: (617) 422-0675

               with a copy to:

               McDermott, Will & Emery
               50 Rockefeller Plaza
               New York, New York 10020
               Attention: Cheryl Reicin
               Facsimile: (212) 547-5444

          (ii) if to EIS, to:

               Elan International Services, Ltd.
               102 St. James Court
               Flatts, Smiths Parish
               Bermuda FL 04
               Attention: Chief Executive Officer
               Facsimile: (441) 292-2224

          with a copy to:

               Reitler Brown LLC
               800 Third Avenue
               New York, New York 10022

                 Attention:  David Robbins
                 Facsimile:  212-371-5500

          (C) The Company covenants to the Holder that upon receipt of a description of circumstances reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

          (D) The descriptive headings of the several sections and paragraphs contained in this Warrant are for reference purposes only and shall not affect in anyway the meaning or interpretation of this Warrant.

          (E) This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the principles of conflicts of laws rules or principals. Any dispute under this Warrant that is not settled by mutual consent shall be finally adjudicated by any federal or state court sitting in the City, County and State of New York, and the Company consents to the exclusive jurisdiction of such courts (or any appellate court therefrom) over any such dispute.

          (F) This Warrant may be signed and delivered to the other party by a facsimile transmission; such transmission shall be deemed a valid signature.

                            [Signature page follows]

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

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer as of the ____ day of June, 2001.

                              SAFESCIENCE, INC.

                              By: ________________________________
                                  Name:
                                  Title:  Chief Executive Officer

                                                                         Annex A
                                                                         -------

NOTICE OF EXERCISE
------------------

To:  SafeScience, Inc.
     Park Square Building
     31 St. James Avenue, 8/th/ Floor
     New York, New York 02116
     Attention: Chief Executive Officer
     Facsimile:

1. The undersigned hereby elects to purchase _______ shares of Common Stock of SafeScience, Inc. pursuant to the terms of the attached Warrant, and tenders herewith full payment of the purchase price of such shares, [CHOOSE ONE OR A COMBINATION] [in cash or other immediately available funds][by [partial[specify amount]] surrender of this Warrant in connection with a Cashless Exercise] in accordance with Section 2 thereof.

          2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

______________________________ (Name)

______________________________

______________________________ (Address)

          3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares in a manner that would cause the issuance of the underlying shares to be in violation of applicable securities laws.

Signature:_____________________

Name:__________________________

Address:_______________________

        _______________________

        _______________________

Social Security or taxpayer identification number, if applicable:

_________________________________________

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